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                                                                   EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

  As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-8 of our report dated June 28, 1996 included in Exide Corporation's Form 10-K for the fiscal year ended March 31, 1996 and to all references to our Firm included in this registration statement.
                                         Arthur Andersen LLP

Philadelphia, PA.,
September 10, 1996